John Hancock Funds II
Supplement dated September 17, 2020 to the current Prospectus (the prospectus), as may be supplemented

Global Equity Fund (the fund)

Effective immediately, Paul Boyne, who currently serves as a portfolio manager to the fund, has taken a temporary absence. Stephen Hermsdorf, also a portfolio manager to the fund, will continue to serve as portfolio manager in Mr. Boyne’s absence. The fund does not expect any changes to its investment process or strategies during this period.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.